PROPERTIES AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2012
PROPERTIES AND EQUIPMENT, NET
Schedule of property and equipment, net

	As of December 31,
	2011	2012
Buildings	30,921	31,238
Equipment and furniture	13,653	13,886
Aerial photogrammetry equipment	7,394	7,423
Office improvements	8,015	9,073
Vehicles	3,521	3,594
Software	2,601	3,114
Total properties and equipment	66,105	68,328
Less: Accumulated depreciation and amortization	(16,860)	(21,208)
Properties and equipment, net	49,245	47,120